Exhibit 10-h

TERMINATION, SATISFACTION AND RELEASE OF MEMORANDUM OF LEASE,
MORTGAGE AND SECURITY AGREEMENT

THIS TERMINATION, SATISFACTION AND RELEASE OF MEMORANDUM OF LEASE, MORTGAGE AND SECURITY AGREEMENT (this “Agreement”) is made this 17th day of July, 2003, by and between LEASE PLAN NORTH AMERICA, INC., an Illinois corporation, not in its individual capacity except as expressly stated herein but solely as Agent Lessor (“Lessor”), and ADC TELECOMMUNICATIONS, INC., a Minnesota corporation (“ADC”)(Lessor and ADC are hereinafter collectively referred to as “Mortgagor”); and LEASE PLAN NORTH AMERICA, INC., an Illinois corporation, not in its individual capacity except as expressly stated herein but solely as Agent Lessor (“Agent Lessor”), LEASE PLAN NORTH AMERICA, INC., an Illinois corporation, not in its individual capacity but solely as Agent Lessor (“Lease Plan”), ABN AMRO BANK N.V., a bank organized under the laws of the Netherlands (“ABN”), and AMSTERDAM FUNDING CORPORATION, a Delaware corporation (“Amsterdam”)(Agent Lessor, Lease Plan, ABN, and Amsterdam are hereinafter collectively referred to as “Mortgagee”).

RECITALS

A.                                   Mortgagor, as mortgagor, granted that certain Memorandum of Lease, Mortgage and Security Agreement dated as of October 22, 1999, filed with the Office of the Registrar of Titles, Hennepin County, Minnesota, on October 28, 1999, as Document No. 3219722, as amended by the Amendment to Memorandum of Lease, Mortgage and Security Agreement dated as of October 26, 2001, filed with the Office of the Registrar of Titles, Hennepin County, Minnesota, on November 1, 2001, as Document No. 3454005, and the Second Amendment to Memorandum of Lease, Mortgage and Security Agreement dated as of October 29, 2002, filed with the Office of the Registrar of Titles, Hennepin County, Minnesota, on December 6, 2002, as Document No. 3642097 (the Memorandum of Lease, Mortgage and Security Agreement, as so amended, the “Security Agreement”).

B.                                     Mortgagor and Mortgagee wish to terminate the Security Instrument.

AGREEMENT

NOW, THEREFORE, in consideration of this Agreement and of other consideration, the receipt and sufficiency of which the parties hereto acknowledge, the parties hereto agree as follows:

1.                                       The above Recitals are incorporated herein by reference as if fully set forth herein.

2.                                       Mortgagee acknowledges that it has received full payment and satisfaction of all money and obligations secured by the Security Instrument, and in consideration of such payment and satisfaction, forever releases and discharges the debt evidenced by the Security Instrument, terminates the Security Instrument, and releases the real property described as Lot 1, Block 1, Technology Campus 3rd Addition, Hennepin County, Minnesota, from all of Mortgagee’s right, title, lien and interest therein and thereto.

3.                                       This Agreement may be executed separately in counterparts which, when taken together, shall constitute one and the same instrument.

IN WITNESS whereof the undersigned have executed this instrument as of the 17th day of July, 2003.

MORTGAGOR:

LEASE PLAN NORTH AMERICA, INC., not in its individual capacity except as expressly stated herein but solely as Agent Lessor

	By:	/s/ Blake J. Lacher
	Name:	Blake J. Lacher
	Title:	Vice President

STATE OF Illinois	)
) ss.
COUNTY OF Cook	)

The foregoing instrument was acknowledged before me this 15th day of July, 2003, by Blake J. Lacher, the Vice President of LEASE PLAN NORTH AMERICA, INC., an Illinois corporation, on behalf of the corporation, not in its individual capacity except as expressly stated herein but solely as Agent Lessor.

/s/ Renee M. Field
Notary Public

MORTGAGOR:

LEASE PLAN NORTH AMERICA, INC., not in its individual capacity except as expressly stated herein but solely as Agent Lessor

	By:	/s/ Elizabeth R. McClellan
	Name:	Elizabeth R. McClellan
	Title:	Vice President

STATE OF Illinois	)
) ss.
COUNTY OF Cook	)

The foregoing instrument was acknowledged before me this 15th day of July, 2003, by Elizabeth R. McClellan, the Vice President of LEASE PLAN NORTH AMERICA, INC., an Illinois corporation, on behalf of the corporation, not in its individual capacity except as expressly stated herein but solely as Agent Lessor.

/s/ Renee M. Field
Notary Public

MORTGAGOR:

ADC TELECOMMUNICATIONS, INC.

	By:	/s/ Gokul V. Hemmady
	Name:	Gokul V. Hemmady
	Title:	Vice President, Controller & Treasurer

STATE OF MINNESOTA	)
) ss.
COUNTY OF HENNEPIN	)

The foregoing instrument was acknowledged before me this 15th day of July, 2003, by Gokul V. Hemmady, the Vice President, Controller & Treasurer of ADC TELECOMMUNICATIONS, INC., a Minnesota corporation, on behalf of the corporation.

/s/ Carrie A. Neiburg
Notary Public

MORTGAGEE:

LEASE PLAN NORTH AMERICA, INC., not in its individual capacity except as expressly stated herein but solely as Agent Lessor

	By:	/s/ Blake J. Lacher
	Name:	Blake J. Lacher
	Title:	Vice President

STATE OF Illinois	)
) ss.
COUNTY OF Cook	)

The foregoing instrument was acknowledged before me this 15th day of July, 2003, by Blake J. Lacher, the Vice President of LEASE PLAN NORTH AMERICA, INC., an Illinois corporation, on behalf of the corporation, not in its individual capacity except as expressly stated herein but solely as Agent Lessor.

/s/ Renee M. Field
Notary Public

MORTGAGEE:

LEASE PLAN NORTH AMERICA, INC. not in its individual capacity except as expressly stated herein but solely as Agent Lessor

	By:	/s/ Elizabeth R. McClellan
	Name:	Elizabeth R. McClellan
	Title:	Vice President

STATE OF Illinois	)
) ss.
COUNTY OF Cook	)

The foregoing instrument was acknowledged before me this 15th day of July, 2003, by Elizabeth R. McClellan, the Vice President of LEASE PLAN NORTH AMERICA, INC., an Illinois corporation, on behalf of the corporation, not in its individual capacity except as expressly stated herein but solely as Agent Lessor.

/s/ Renee M. Field
Notary Public

MORTGAGEE:

ABN AMRO BANK N.V.

		By:	/s/ Blake J. Lacher
		Name:	Blake J. Lacher
		Title:	Vice President

STATE OF Illinois	)
) ss.
COUNTY OF Cook	)

The foregoing instrument was acknowledged before me this 15th day of July, 2003, by Blake J. Lacher, the Vice President of ABN AMRO BANK N.V., a bank organized under the laws of the Netherlands, on behalf of the bank.

/s/ Renee M. Field
Notary Public

ABN AMRO BANK N.V.

		By:	/s/ Elizabeth R. McClellan
		Name:	Elizabeth R. McClellan
		Title:	Vice President

STATE OF Illinois	)
) ss.
COUNTY OF Cook	)

The foregoing instrument was acknowledged before me this 15th day of July, 2003, by Elizabeth R. McClellan, the Vice President of ABN AMRO BANK N.V., a bank organized under the laws of the Netherlands, on behalf of the bank.

/s/ Renee M. Field
Notary Public

MORTGAGEE:

AMSTERDAM FUNDING CORPORATION

	By:	/s/ Andrew L. Stidd
	Name:	Andrew L. Stidd
	Title:	President

STATE OF New York	)
) ss.
COUNTY OF New York	)

The foregoing instrument was acknowledged before me this 15th day of July, 2003, by Andrew L. Stidd, the President of AMSTERDAM FUNDING CORPORATION, a Delaware corporation, on behalf of the corporation.

/s/ Kevin P. Burns
Notary Public

THIS INSTRUMENT WAS
DRAFTED BY, AND AFTER
RECORDING RETURN TO:
Dorsey & Whitney LLP (JLTIII)
Suite 1500
50 South Sixth Street
Minneapolis, MN 55402-1498